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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported): April 16, 1999
                                (April 15, 1999)

                             Forward Air Corporation
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               (Exact Name of Registrant as Specified in Charter)

          Tennessee                    000-22490                 62-1120025
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(State or Other Jurisdiction    (Commission File Number)     (I.R.S. Employer
of Incorporation)                                            Identification No.)

                    430 Airport Road
                 Greeneville, Tennessee                             37745
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        (Address of Principal Executive Offices)                  (Zip Code)

       Registrant's telephone number, including area code: (423) 636-7100


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          (Former name or former address, if changed since last report)


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Item 5.  Other Events

         On April 15, 1999, Forward Air Corporation (the "Company") announced selected results of operations for the quarter ending March 31, 1999. See the Company's press release, dated April 15, 1999, included as Exhibit 99 to this Form 8-K, for additional information with respect to such results of operations.

Item 7.       Financial Statements, Pro Forma Financial Information and Exhibits

              (c)      Exhibits:

              99       Press Release, dated April 15, 1999








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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereto duly authorized.


                                        FORWARD AIR CORPORATION


                                        By: /s/ Richard H. Roberts
                                            --------------------------------
                                            Name: Richard H. Roberts
                                            Title:   Senior Vice President


Date:     April 15, 1999







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                                  Exhibit Index


Exhibit No.                                 Description
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99                               Press Release, dated April 15, 1999










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